UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 11, 2013

EnergySolutions, Inc.

(Exact name of registrant as specified in its charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-33830 (Commission File Number)	51-0653027 (I.R.S. Employer Identification No.)

423 West 300 South Suite 200 Salt Lake City, Utah (Address of Principal Executive Offices)	84101 (Zip Code)

(801) 649-2000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2b)

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c)

Item 7.01   Regulation FD Disclosure.

On February 8, 2013, EnergySolutions, Inc. (the “Company”, “EnergySolutions”, “we”, “us” or “our”) announced that we are seeking a proposed amendment (the “Proposed Amendment”) with respect to the Credit Agreement, by and among the Company, EnergySolutions, LLC, a Utah limited liability company, the lenders party thereto and JPMorgan Chase Bank, N.A., as administrative agent, dated August 13, 2010, as amended by that certain Amendment No. 1, dated August 23, 2010 (the “Credit Agreement”).  The Proposed Amendment is being sought in connection with the Agreement and Plan of Merger, dated January 7, 2013 (the “Merger Agreement”), by and among Rockwell Holdco, Inc., a Delaware corporation (“Parent”), which is an affiliate of Energy Capital Partners II, LLC (“Energy Capital” or “ECP”), Rockwell Acquisition Corp. (“Merger Sub”) and the Company. The Merger Agreement provides that, subject to certain conditions, Merger Sub merge with and into the Company (the “Merger”).

In connection with the entry into the Merger Agreement, Parent received a debt commitment letter, dated January 7, 2013 (the “Debt Commitment Letter”), from Morgan Stanley Senior Funding, Inc. (the “Commitment Party”). Pursuant to the Debt Commitment Letter, the Commitment Party has committed to provide an aggregate of $685 million in debt financing to Merger Sub. The Proposed Amendment is being sought as an alternative to the funding under the Debt Commitment Letter.

The Proposed Amendment has not been entered into, and we provide no assurance that it may or will be entered into. We have proposed to our lenders under the Credit Agreement, as well as JPMorgan Chase Bank, N.A., as administrative agent under the Credit Agreement, that the Proposed Amendment be entered into on the following terms and conditions:

1.              that the lenders and the administrative agent:

a.              consent to the consummation of the Merger and the transactions contemplated by the Merger Agreement, including that the Merger will not constitute a change of control under the Credit Agreement and related documents;

b.              provide a waiver of the change of control provisions and certain other covenants and provisions under the Credit Agreement, including our senior secured revolving credit facility and senior secured term loan made available to us pursuant to the Credit Agreement;

c.               consent to any repayment of our 10.75% Senior Notes due 2018, provided that any payments are funded from equity contributions made to us by ECP or its affiliates;

d.              provide the ability to extend the maturity date of our senior secured revolving credit facility, subject to certain conditions; and

e.               consent to a 1% prepayment premium if any senior secured term loans are refinanced prior to the date that is one year following the execution date of the Proposed Amendment;

2.              that the definition of change of control and reporting requirements under the Credit Agreement be amended;

3.              that upon the closing of the Merger, that the applicable margin for our senior secured term loan made pursuant to the Credit Agreement be increased;

4.              that we will pay a consent fee to each lender that has entered into the Proposed Amendment equal to (i) 0.5% of the sum of the outstanding term loans and revolving commitments of such lender on the execution date of the Proposed Amendment and (ii) 0.5% of the sum of the outstanding term loans and revolving commitments of such lender on the closing date of the Merger;

5.              that we reimburse the administrative agent for fees, charges and disbursements of counsel in connection with preparation of the Proposed Amendment;

6.              that no later than a certain number of days after the closing of the Merger, that we reduce our debt with respect to our senior secured term loans under the amended Credit Agreement and our 10.75% Senior Notes due 2018, after giving effect to the Merger, to $675 million or less; and

7.              that the Proposed Amendment would take effect upon the consummation of the Merger.

If the Merger Agreement is terminated, the consent fee and fees, charges and disbursements of counsel referenced above will ultimately be borne by ECP and its affiliates and not by our stockholders, subject to the

Company’s obligation under the Merger Agreement to reimburse ECP for certain of its expenses in certain circumstances, which reimbursement, if any, will be deducted from any termination fee payable by the Company to Energy Capital Partners Management II, LP or its designee.

A copy of a presentation to be made to lenders party to the Credit Agreement, dated February 11, 2013, in connection with the Proposed Amendment is attached hereto as Exhibit 99.1.

The information in this Item 7.01, including Exhibit 99.1, is being furnished, not filed. Accordingly, the information in this item will not be incorporated by reference into any registration statement filed by EnergySolutions or any related entity under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated by reference therein.

Item 8.01   Other Events

The information contained in Item 7.01 above is incorporated herein by reference.

Notice to Investors

In connection with the proposed acquisition of the Company by affiliates of Energy Capital Partners II, LP (“Energy Capital Partners”), pursuant to the Merger Agreement, EnergySolutions intends to file relevant materials with the Securities and Exchange Commission (the “SEC”), including a proxy statement. Investors and security holders of EnergySolutions are urged to read these documents (if and when they become available) and any other relevant documents filed with the SEC, as well as any amendments or supplements to those documents, because they will contain important information about EnergySolutions, the proposed merger and the parties to the proposed transaction. Investors and security holders may obtain these documents (and any other documents filed by EnergySolutions with the SEC) free of charge at the SEC’s website at http://www.sec.gov. In addition, the documents filed with the SEC by EnergySolutions may be obtained free of charge by directing such request to: EnergySolutions Investor Relations at 1-801-649-2000 or from the investor relations website portion of EnergySolutions’ website at http://www.ir.energysolutions.com. Investors and security holders are urged to read the proxy statement and the other relevant materials when they become available before making any voting or investment decision with respect to the proposed merger.

EnergySolutions and its directors and executive officers may be deemed to be participants in the solicitation of proxies from EnergySolutions’ stockholders in respect of the proposed acquisition. Information regarding EnergySolutions’ directors and executive officers is contained in EnergySolutions’ Annual Report on Form 10-K for the year ended December 31, 2011, its proxy statement for its 2012 Annual Meeting of Stockholders, dated May 23, 2012, and subsequent filings which EnergySolutions has made with the SEC. Stockholders may obtain additional information about the directors and executive officers of EnergySolutions and their respective interests with respect to the proposed acquisition by security holdings or otherwise, which may be different than those of EnergySolutions’ stockholders generally, by reading the definitive proxy statement and other relevant documents regarding the proposed acquisition, when filed with the SEC. Each of these documents is, or will be, available as described above.

Statement on Cautionary Factors

This communication, and all statements made regarding the subject matter of this communication, contain statements that constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These statements are based on the current expectations and beliefs of EnergySolutions and are subject to a number of risks, uncertainties and assumptions that could cause actual results to differ materially from those described in the forward-looking statements. Any statements that are not statements of historical fact (such as statements containing the words “believes,” “plans,” “anticipates,” “expects,” “estimates” and similar expressions) should be considered forward-looking statements. Among others, the following risks, uncertainties and other factors could cause actual results to differ from those set forth in the forward-looking statements: (i) the risk that the Merger may not be consummated in a timely manner, if at all; (ii) the risk that the Merger Agreement may be terminated in circumstances that require EnergySolutions to pay Energy Capital Partners Management II, LP or its designee a termination fee of up to $13,600,000, including the inability to complete the Merger due to the failure to obtain stockholder approval for the Merger or the failure to satisfy other conditions to completion of the Merger; (iii) risks related to the diversion of management’s attention from EnergySolutions’ ongoing business operations; (iv) risks regarding the failure of Energy Capital Partners to obtain the necessary financing to complete the Merger; (v) the effect of the announcement of the acquisition on EnergySolutions’ business relationships (including, without limitation, partners and customers), operating results and business generally as well as the potential difficulties in employee retention as a result of the Merger; (vi) risks related to obtaining the requisite consents to the acquisition, including, without limitation, the timing (including possible delays) and receipt of regulatory approvals from various governmental entities (including any conditions, limitations or restrictions placed on these approvals) and the risk that one or more governmental entities may deny approval; (vii) risks related to the outcome of any legal proceedings that have been, or will be, instituted against EnergySolutions related to the Merger Agreement; and (viii) risks related to the effects of local and national economic, credit and capital market conditions on the economy in general. Additional risk factors that may affect future results are contained in EnergySolutions’ filings with the Securities and Exchange Commission, which are available at the SEC’s website http://www.sec.gov. Because forward-looking statements involve risks and uncertainties, actual results and events may differ materially from results and events currently expected by EnergySolutions. EnergySolutions expressly disclaims any obligation or undertaking to update or revise any forward-looking statements contained herein to reflect any change of expectations with regard thereto or to reflect any change in events, conditions or circumstances.

Item 9.01   Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Exhibit
99.1	EnergySolutions Lender Presentation, dated February 11, 2013

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ENERGYSOLUTIONS, INC.

	By:	/s/ Russ Workman
	Name:	Russ Workman
	Title:	General Counsel

Date: February 11, 2013